SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: April 1, 2003


                              THE LINK GROUP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
------------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


#950 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
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(Address of principal executive offices)   (Postal Code)


        Registrant's telephone number, including area code: (604) 689-4407
                                                            --------------





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Item 1. CHANGES IN CONTROL OF REGISTRANT

        None


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None



Item 5. Other Events

     The Company has on 21st of March 2003 signed an agreement ("the Wise Agreement") to acquire 100% interest in Wise Media Investments Limited ("Wise Media"). Wise Media, a company incorporated in Samoa, is the holder of 99.99% beneficial interest in Media Creative Limited, a Hong Kong based company primarily engaged in design and printing work in publication business. The purchase consideration for such acquisition of interest in Wise Media is the cash sum of US$1,000,000 and the issue of 37,000,000 shares of the Company pursuant to and under the Wise Agreement, the completion of which will be

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subject  to  various  conditions  precedent.  Wise  Media  is also a party to an agreement ("JRA"), a company incorporated in the People's Republic of China ("China"). JRA is a substantial China based advertising company which has been granted certain exclusive right to the operation of advertising businesses in some of the railway stations as well as trains that form part of the national railway system in China. As at the date of this announcement, the JRA Agreement has not yet proceeded to completion. It is expected that upon completion of both the Wise Agreement and the JRA Agreement, the Company will negotiate with JRA with a view to introduce the Company' existing GeniusEye products for their application throughout the railway system in China.


     The Company has initiated to buy back of up to 29,200,000 shares at $0.001 issued for the Protectserve Pacific Limited transaction in 2002 pursuant to the terms and conditions of the agreement.

     The Link Group, Inc. ("the Company") has completed a private placement of 3,000,000 shares at $0.07 per share for proceeds of 4,210,000. The funds will be used for general corporate purposes.

Item 6. RESIGNATION AND APPOINTMENT OF NEW DIRECTORS

     Mr. Justin Kwei and Mr. Wilson Yim have resigned their positions as directors and officers of the company. Mr. Thomson Lee has been appointed President of the company effective immediately.

     On November 17, 2002, Thomson Lee was appointed director, replacing Simon Wong. Thomson Lee, 48 is currently Director of Railway Optical Fiber Information & Technology Co Ltd, an Associate Company of China Railway Communication in China. He has over 23 years of IT business in retail marketing and products distribution. In early 2000, Mr. Lee had been appointed as Vice Chair- man of eCyber China Holdings Ltd, a Hong Kong Public Listed Company. His major contribution included implementing over 4,000 muti-media telephone booths and smart card technology in the railway stations of all major cities in China which had created substantial advertising and new revenue to the Group. During the same period, he had developed two major property web sites in China, namely CRED.net and PRCproperty.com in his capacity as the Director of China Real Estate Development Group. From 1980 to 2000, he was the Managing Director of "Unihall," a reputable retail and distribution company for Computer Software and Publication in Hong Kong and China. He graduated from McMaster University, Ontario, Canada. with a B. Sc degree in 1979.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements:

                    None

         (b)    Exhibits:

                    None

Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE LINK GROUP, INC.
                                             (Registrant)


                                             /s/ Ernest Cheung
Date:  April 1, 2003                     -----------------------------------
                                               Ernest Cheung, Director